Exhibit 10.18

AMERISTAR CASINOS, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT
(Non-Qualified Stock Option Agreement Form 2009-11/11 (Corp. SVPs and Above))

Name and Address of Optionee:

Date of Grant:

No. of Shares:

Exercise Price:

Vesting Schedule:	shares on

shares on

shares on

shares on

Expiration Date:
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THIS AGREEMENT is made as of the Date of Grant set forth above, between AMERISTAR CASINOS, INC., a Nevada corporation (hereinafter called the “Company”), and the optionee named above (hereinafter called the “Optionee”).
RECITALS
The Committee (as defined below) responsible for administering the Ameristar Casinos, Inc. 2009 Stock Incentive Plan (the “Plan”), has determined that it is to the advantage and interest of the Company and its stockholders to grant, pursuant to the Plan, the option provided for herein to the Optionee as an inducement to remain in the service of the Company or Related Company (as defined for purposes of the Plan) and to reward extraordinary effort during such service.
As used herein, the term “Committee” shall mean the Compensation Committee or such other committee of directors appointed by the Board of Directors of the Company to administer the Plan, or, if no committee has been appointed for such purpose, reference to the “Committee” shall be deemed a reference to the Board of Directors of the Company. If the Optionee is not a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, the term “Committee” shall extend to and include any officer of the Company to which the Committee has properly delegated any of its authorities to administer the Plan.
In consideration of the mutual covenants herein contained, the parties agree as follows:

1.
 Grant of Option. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase on the terms and conditions set forth herein all or any part of an aggregate of the number of shares (the “Shares”) of the Common Stock of the Company (whether authorized and unissued or treasury shares) identified above next to the heading “No. of Shares” at the purchase price per Share identified above next to the heading “Exercise Price” as the Optionee may, from time to time, elect. The Option shall vest and become exercisable on a cumulative basis in an amount equal to 25% per year for four years beginning on the day before the anniversary of the Date of Grant, as described in the vesting schedule set forth above under the heading “Vesting Schedule.” The Option shall expire on the date set forth above next to the heading “Expiration Date” unless terminated sooner in accordance with the provisions of Section 5 below.

Nothing contained herein shall be construed to limit or restrict the right of the Company or any of its subsidiaries to terminate the Optionee's employment or other Relationship at any time, with or without cause, or to increase or decrease the Optionee's compensation from the rate in existence at the time the Option is granted. As used herein, the term “Relationship” shall mean that the Optionee is or has agreed to become an officer, director, employee, consultant, adviser or independent contractor of the Company or any Related Company.

2.
Term of Option. The right to exercise the Option granted hereunder, to the extent unexercised, shall remain in effect until the tenth anniversary of the grant of this Option, unless another date is specified in Section 1 hereof or unless sooner terminated in accordance with Section 5 hereof.

3.	Method of Exercise.

(a)
To the extent that the Option has become exercisable hereunder, the Option may be exercised from time to time by written notice to the Company stating the number of Shares with respect to which the Option is being exercised, together with payment in full of the purchase price therefor. Payment of the purchase price for such Shares shall be made (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, (iii) in other cash equivalents acceptable to the Committee in its sole discretion, (iv) in the Committee's sole discretion, by delivery of shares of the Common Stock of the Company already owned by the Optionee or subject to vested stock options under the Plan, subject to such delivery being permissible under the General Corporation Law of the State of Nevada, including without limitation Section 78.288 thereof, or (v) any combination of the foregoing. If requested by the Committee, prior to the delivery of any Shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation that the Shares are not being acquired with a view to distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations. As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without transfer or issue tax to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person, at the principal office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased.

(b)
If payment is made with shares of Common Stock of the Company already owned by the Optionee, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company with the notice of exercise certificates representing the number of shares of Common Stock in payment for the Shares, duly endorsed for transfer to the Company. In addition, if requested by the Committee, prior to the acceptance of such certificates in payment for the Shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a written representation and warranty that he or she has good and marketable title to the shares represented by the certificate(s), free and clear of liens and encumbrances. The value of the shares of Common Stock so tendered in payment for the Shares being purchased shall be their Fair Market Value Per Share (as defined below) on the date of the Optionee's notice of exercise.

(c)
If payment is to be made in shares of Common Stock subject to vested stock options under the Plan, the per share value attributable to the shares underlying the stock option(s) to be surrendered or canceled shall be the Fair Market Value Per Share of such shares less the exercise price per share of such option(s). The Company and the Optionee or other person entitled to exercise the Option shall execute and deliver such instruments or modifications of stock options as shall be necessary to give effect to such an exercise of the Option.

(d)
If for any reason a purported exercise of the Option providing for payment to be made in whole or in part through the delivery of shares of Common Stock already owned or underlying vested stock options is rejected by the Committee or is otherwise not permitted, such purported exercise shall not be effective unless, following notice thereof from the Company, the Optionee or other person entitled to exercise the Option promptly pays the exercise price in an acceptable form.

(e)
If the Optionee or other person entitled to exercise the Option desires to exercise the Option with funds borrowed from a broker-dealer in a margin transaction under Regulation T of the Board of Governors of the Federal Reserve System, and such method of exercise is acceptable to the Committee in its sole discretion, the Optionee's notice of exercise may be delivered to the Company by such broker-dealer and the Company may deliver the certificate(s) for the Shares being purchased to such broker-dealer on behalf of the Optionee or other person entitled to exercise the Option.

(f)
For purposes hereof, the “Fair Market Value Per Share” of the Company's Common Stock shall mean (i) if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on the date in question or, if not available, on the trading date immediately following such date or (ii) if the Common Stock is not publicly traded, the fair market value as determined by the Committee in accordance with Section 409A of the Internal Revenue Code and Treasury Regulations thereunder (“Section 409A”).

(g)	Notwithstanding the foregoing, the Company shall have the right to postpone the time of exercise of the Option or the delivery of the Shares for such period as may be required for the Company with reasonable diligence (i) to comply with any applicable listing, registration or qualification requirements of any national securities exchange or over-the-counter market or under any federal or state law or (ii) to obtain the consent or approval of any governmental regulatory body. In addition, in connection with any exercise of the Option, the Committee may require the Optionee or other person entitled to exercise the Option to agree not to dispose of any of the Shares acquired upon exercise thereof except upon the satisfaction of specified conditions which the Committee, in its sole discretion, then deems necessary or desirable in connection with any then existing and effective requirement or interpretation of any applicable federal or state securities law, rule or regulation.

(h)
The Option may be exercised for less than the total number of Shares for which the Option is then exercisable, provided that a partial exercise may not be for less than 100 Shares, except in the final year of the term of the Option, and shall not, in any event, include any fractional Shares.

4.
Tax Withholding. The Optionee shall, no later than the date as of which any value attributed to the Option first becomes includible in the Optionee's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee (which in the sole discretion of the Committee may include delivery of shares of Common Stock already owned by the Optionee or subject to awards under the Plan subject to and in accordance with the provisions of Section 3(b) or Section 3(c), as applicable) regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect thereto, to enable the Company to claim a deduction in connection with the exercise of the Option or otherwise to satisfy any legal requirements. The obligations of the Company hereunder shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

5.	Termination of Option; Acceleration of Vesting upon Death or Permanent Disability.

(a)
Except as otherwise provided in this Section 5, if the Optionee ceases to have a Relationship for any reason other than the Optionee's death or Permanent Disability (as defined in Section 5(c)), the Option shall terminate 90 days from the date on which such Relationship terminates unless the Optionee has resumed or initiated a Relationship and has a Relationship on such date. During such 90-day period, the Optionee may exercise the Option but only to the extent the Option was exercisable on the date of termination of the Optionee's Relationship and provided that the Option has not expired in accordance with Section 2 or otherwise terminated as provided herein. A leave of absence approved in writing by or on behalf of the Committee shall not be deemed a termination of Relationship for purposes of this Section 5, but the Option may not be exercised during any such leave of absence, except during the first 90 days thereof.

In the event that the Relationship as an employee is terminated by the Optionee for Good Reason (as defined below) or by the Company or one of its subsidiaries for any reason other than cause (as defined in Section 5(c)) or the Optionee's death or Permanent Disability, the above-described 90-day period shall be extended to six months following such termination. For purposes of this Section 5(a), “Good Reason” shall have the meaning ascribed to such term in or for purposes of a written employment agreement in effect as of the date of termination between the Company or one of its subsidiaries and the Optionee, or if “Good Reason” is not defined in or for purposes of any such employment agreement or no such employment agreement is in effect as of the date of termination,

“Good Reason” shall have the meaning ascribed to such term in the Ameristar Casinos, Inc. Change in Control Severance Plan, as amended (regardless of whether the Optionee is a participant in such plan).
In the event that the Relationship is terminated by the Optionee's Retirement (as defined below), the Option, if granted at least one (1) year prior to the date of Retirement, shall continue to vest as described in Section 1 hereof and shall terminate only upon the earlier of (i) four years from the date of Retirement or (ii) the date set forth above next to the heading “Expiration Date.” For purposes of this Section 5(a), “Retirement” means the termination of the Optionee's service with the Company or a Related Company as an employee for any reason other than cause (as defined in Section 5(c)), death or Permanent Disability (as defined in Section 5(c)) after the Optionee has (i) obtained at least 75 Points (as defined below), (ii) attained at least 60 years of age and (iii) completed at least five (5) full years of service with the Company or a Related Company, including service as a non-employee member of the Board of Directors of the Company or a Related Company. The Optionee's “Points” shall be equal the sum of the Optionee's age (full years only) and full years of service with the Company or a Related Company, including service as a non-employee member of the Board of Directors of the Company or a Related Company.
Notwithstanding the foregoing, if the Relationship is terminated for cause, the Option shall terminate upon the termination of the Relationship.

(b)
If the Optionee shall die at a time when the Optionee is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, any portion of the Option which is not otherwise fully vested and exercisable with respect to all of the Shares at that time subject to the Option shall automatically accelerate so that the Option shall immediately become exercisable for all the Shares at the time subject to the Option and may be exercised for any or all of those Shares, and the Option shall terminate upon the earlier of (i) four years from the date of death or termination of the Relationship by reason of Permanent Disability or (ii) the date set forth above next to the heading “Expiration Date.” In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

(c)
As used herein, the term “Permanent Disability” shall mean termination of a Relationship with the Company or any Related Company with the consent of the Company or such Related Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code. As used herein, the term “for cause” shall mean that the Relationship is terminated by the Company or a Related Company due to (i) the commission by the Optionee of a substantial violation, through intentional conduct or through a pattern of behavior not corrected within a reasonable period of time after written notice to the Optionee by the Company or such Related Company of such behavior (in either case, whether by action or omission), of the Optionee's duties on behalf of the Company or a Related Company or the workplace policies or rules of the Company or a Related Company which conduct or behavior actually results in substantial harm to the Company or a Related Company or could reasonably be expected to put personnel of the Company or a Related Company in serious jeopardy of imminent harm to their safety, health or well-being or to cause substantial harm to the business of the Company or a Related Company or (ii) the commission by the Optionee of any act(s) or omission(s) constituting dishonesty, a felony or fraud or (iii) the failure of the Optionee to satisfy any requirements under applicable gaming laws or regulations for the continuance of the

Optionee's Relationship with the Company or such Related Company. Notwithstanding the foregoing sentence, in the event of any conflict between the definition of “for cause” set forth above and the definition of “for cause” or “cause” in any employment agreement the Optionee may have with the Company or a Related Company, the definition and other provisions concerning the determination of “for cause” or “cause” in such employment agreement shall control. For purposes of the Option, whether a Relationship is or has been terminated “for cause” shall be finally determined by the Committee.

6.
Adjustments. In the event of any merger, reorganization, consolidation, sale of all or substantially all assets, recapitalization, stock dividend, stock split, reverse stock split, spin-off, split-up, split-off, extraordinary cash dividend, distribution of assets or other change in corporate structure affecting the Company's Common Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, shall be made in the number and kind of shares or other property subject to the Option and the exercise price under the Option; provided, however, that no such adjustment or substitution shall increase the aggregate value of the Option and no such adjustment or substitution shall result in the Company being required to sell or issue any fractional Shares. Notwithstanding the foregoing, no adjustment or substitution shall be made with respect to the Option pursuant to this Section 6 that would cause the Option, or any other option granted in substitution for the Option, to be treated as providing for a deferral of compensation under Treas. Reg. 1.409A-1(b)(5)(i).

7.
Change in Control; Corporate Transaction. In the event of a Change in Control (as that term is defined in the Plan), any portion of the Option which is not otherwise fully vested and exercisable with respect to all of the Shares at that time subject to the Option shall automatically accelerate so that the Option shall, immediately upon the effective time of the Change in Control, become exercisable for all the Shares at the time subject to the Option and may be exercised for any or all of those Shares as fully vested shares of Common Stock of the Company. In the event of a Corporate Transaction (as that term is defined in the Plan), any portion of the Option which is not otherwise fully vested and exercisable with respect to all of the Shares at that time subject to the Option shall automatically accelerate so that the Option shall, immediately prior to the effective time of the Corporate Transaction, become exercisable for all the Shares at the time subject to the Option and may be exercised for any or all of those Shares as fully vested shares of Common Stock of the Company. In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Committee may take such action as it in its discretion deems appropriate to (i) cash out the Option at or immediately prior to the date of such event (based on the fair market value of the Common Stock at the time) and/or (ii) provide that the Option shall be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised portion of the Option shall terminate. Notwithstanding the foregoing, no period of exercisability of the Option shall be provided pursuant to clause (ii) of the preceding sentence that would cause the Option to be treated as providing for a deferral of compensation under Treas. Reg. 1.409A-1(b)(5)(i).

8.
Provisions Regarding Transferability. The Optionee may transfer the Option to the Optionee's children, grandchildren or spouse (“Immediate Family”), to one or more trusts for the benefit of the Optionee's Immediate Family members, or to one or more partnerships or limited liability companies in which such Immediate Family members are the only partners or members only upon the express written consent of the Committee, and provided the Optionee does not receive any consideration in any form whatsoever for such transfer other than the receipt of an interest in the trust, partnership or limited liability company to which the Option is transferred. Upon any such transfer of the Option, the Option shall continue to be subject to the terms and conditions as were applicable to the Option immediately prior to the transfer thereof. Except as expressly provided in the first sentence of this Section 8, the Option is not assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

9.
No Stockholder Rights. The Optionee or other person entitled to exercise the Option shall have no rights or privileges as a stockholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustments as may be effected pursuant to the provisions of Section 6 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.

10.
Investment Representation. The Optionee hereby represents that the Option and any Shares purchased hereunder are being acquired for the Optionee's own account and not with a view to or for sale in connection with any distribution thereof except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

11.
Conditions to Issuance of Shares. THE COMPANY'S OBLIGATION TO ISSUE OR DELIVER SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE COMPANY OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENT REGULATORY BODY OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY THE OPTIONEE (OR ANY PERSON ENTITLED TO EXERCISE THE OPTION) IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND AGREEMENTS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, (A) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (B) AGREES TO HAVE PLACED UPON THE FACE AND/OR REVERSE OF ANY CERTIFICATES FOR SUCH SHARES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND AGREEMENTS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO AND STATING THAT, PRIOR TO MAKING ANY SALE OR OTHER DISPOSITION OF ANY SUCH SHARES, THE OPTIONEE, OR ANY OTHER PERSON ENTITLED TO EXERCISE THE OPTION, WILL GIVE THE COMPANY NOTICE OF INTENTION TO SELL OR DISPOSE OF THE SHARES NOT LESS THAN FIVE DAYS PRIOR TO SUCH SALE OR DISPOSITION.

12.
Optionee Subject to Section 16. If the Optionee is a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, and if for any reason the Option has not been approved in the manner provided for in clause (d)(1) or (d)(2) of Rule 16b-3 of the Securities and Exchange Commission, neither the Option (except upon its exercise) nor the Common Stock underlying the Option may be disposed of by the Optionee until six months have elapsed following the date of grant of the Option, unless the Committee otherwise specifically permits such disposition.

13.
Acceptance of Agreement. By accepting the Option, the Optionee shall be deemed to have agreed to and accepted all the terms and conditions of this Agreement and the Plan, without the necessity of the Optionee signing this Agreement. The Optionee hereby acknowledges and agrees that the acceptance of the Option constitutes satisfaction in full of any and all pre-existing understandings or commitments between the Company and the Optionee relating to the Optionee's right to acquire equity securities of the Company.

14.
Plan Terms. The Option shall be subject to and governed by the terms and provisions of the Plan, which by this reference are incorporated herein. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall govern. All determinations and interpretations thereof made by the Committee shall be conclusive and binding on all parties hereto and upon their successors and assigns.

EXECUTED as of the Date of Grant.

AMERISTAR CASINOS, INC.
By:

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